SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                            September 23, 2018
                               Date of Report
                    (Date of Earliest Event Reported)

                              EMAGINOS, INC.
         (Exact Name of Registrant as Specified in its Charter)

Delaware                       000-55736                 81-4664656
State or other           (Commission File Number)       (IRS Employer
jurisdiction               Identification No.)
of incorporation)
                    13428 Maxella Avenue, #144
                 Marina Del Rey, California 90292
       (Address of principal executive offices) (zip code)

                           571-921-4200
       (Registrant's telephone number, including area code

Special Note Regarding Forward-Looking Statements

                  571-921-4200
(Registrant's telephone number, including area code

Special Note Regarding Forward-Looking Statements

This report contains forward-looking statements. These statements involve known and unknown risks, uncertainties, and other factors that may cause our actual results, performance, or achievements to be materially different from any future results, performances, or achievements expressed or implied by the forward-looking statements.
In some cases, forward-looking statements are identified by terms such as "anticipates," "believes," "could," "estimates," "expects," "intends," "may," "plans," "potential," "predicts," "projects," "should," "would," and similar expressions intended to identify forward-looking statements. Forward-looking statements reflect the Company's current views respecting future events and are based on assumptions and subject to risks and uncertainties.

Also, forward-looking statements represent the Company's estimates and assumptions only as of the date of this report. You should read this report and the documents that the Company references and files as exhibits to this report in their entirety and with the understanding that actual future results may be materially different from what the Company expects. Except as required by law, the Company assumes no obligation to update any forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in any forward-looking statements, even if new information becomes available or other events occur in the future.

ITEM 1.01  Entry into a Material Definitive Agreement

     On September 23, 2018, Emaginos, Inc., a Delaware corporation (the "Company"), entered into a merger agreement (the "Merger Agreement") with Emaginos, Inc. (Emaginos Virginia), a private company organized under the laws of the Commonwealth of Virginia.

     For the purposes of disclosure throughout this Form 8-K when the "Company" is used, it refers to Emaginos, Inc. on a Pro Forma basis with Emaginos Delaware as the continuing corporation of the Merger.

     Mr. Scott Taub, who is Chief Executive Officer, a director and majority shareholder of the Company, was the Chief Executive Officer and Chief Financial Officer of Emaginos Virginia and Mr. Allan Jones, who is the President, a director and a shareholder of the Company, was the President of Emaginos Virginia prior to the Merger.

ITEM 2.01  Completion of Acquisition or Disposition of Assets

     On September 23, 2018, Emaginos, Inc., a Delaware corporation (the "Company"), entered into a merger agreement (the "Merger
Agreement") with Emaginos Virginia.

     The shareholders unanimously adopted the Plan of Merger and the Merger was effected by the Company through the exchange of all the outstanding shares of stock of Emaginos Virginia at an exchange ratio of 10 shares of Emaginos Virginia for 4 shares of the Company's common stock. Emaginos Virginia was merged with and into the Company and all the assets, debts, operations and business plan have become those of the Company and Emaginos Virginia has ceased to exist.

     Emaginos Virginia had developed an innovative system of providing K-12 education for local schools and school districts. It identified a comprehensive set of proven, teacher-empowered, student-centered, and administrative best practices, and integrated these practices into a cohesive model. The Company has adopted the Emaginos Virginia business plan and anticipates that it can deliver a higher quality education to every child for the same amount of money currently spent per child by school districts. The Company's program will transform and improve the local neighborhood public school, not replace the neighborhood school with charter schools. The Company believes that it has created a system that can fix a major problem in America-- i.e. the public school system while making a profit.

           BUSINESS AND BUSINESS PLAN

     Prior to the Merger, the Company had no business or operations. Pursuant to the Merger, the Company has acquired the business plan of Emaginos Virginia.

Business Operations

     The Company is a development stage company and has no operations or revenues. Although Emaginos Virginia had no operations, it spent considerable time investigating and analyzing the K-12 education currently provided by American public schools. As so many others have stated, it found that the education offered by the majority of the public schools does not meet the potential or expectations of the students. Indeed, Emaginos Virginia found that most public schools are failing at preparing students for the job market and electronic society facing them. With that, Emaginos Virginia developed its model designed to transform the education paradigm while providing positive revenue for the Company.

History of Emaginos Virginia

     Emaginos Virginia was incorporated in 2008 in the Commonwealth of Virginia. At the time of the merger of Emaginos Virginia with the Company, Scott Taub and Allan Jones served as its directors and executive officers. Emaginos Virginia was started by Jack Taub, father of Scott Taub, the current CEO of the Company. Mr. Taub had early success with the sale to Readers Digest of a business he created, The Source, which was one of the first online social media services. He determined to utilize some of the profit from the sale by finding a system to improve the quality of K-12 education in the United States, an area in which he had an ongoing interest. He worked with experts and sought advice of experienced administrators and educators eventually the Emaginos system a student information system, project-based, textbook-free curriculum began to develop. With the death of Jack
Taub, the Company's current CEO started running the Company and worked to further refine the Emaginos system.

Identification of Problem in Education

     For years, a steady stream of commissions and panels has made the case that public education in the United States has suffered a serious decline. A 1983 report from the National Commission on Excellence in Education identified this decline which theme was echoed by the Twentieth Century Fund, the Educational Commission of the States, and the Carnegie Foundation for the Advancement of Teaching, among others. The conclusions were generally the same: that the educational performance in America today is mediocre at best and does not keep pace with other countries worldwide. Repeated attempts have been introduced and applied but with no real success.

     School boards require teachers to teach to a standardized multiple choice test so that the performance record of the school meets state and local expectations. Memorization is boring and often targets the high-stakes tests and not the curriculum. In addition, reading, writing, comprehension and thinking skills taught in the context of multiple-choice test-taking turn out graduates with little comprehension and often very low reading and writing ability.

     The Company believes that local school districts are looking for ways to provide better public education at a good price and Emaginos intends to become the answer to such needs.

Business and Education Goals

     The Company's goal, as stated in its mission statement, is to provide the platform that supports the transformation of every K-12 school in the country, to become a trusted provider that assists public schools to transform into and then operate as high-performing schools of discovery and innovation, to transform America's public schools to a proven effective model. The Company does not seek to create more charter schools nor to displace teachers and school boards nor take over and operate schools. The Company anticipates working with the school boards and teachers to transform local existing neighborhood public schools into high quality learning environments and to restore such local school to its role as the neighborhood center.

     The Company anticipates developing its education system to deliver a cost effective and profitable suite of educational support services that enable schools and districts to transform and operate effectively and efficiently while providing customized education for every student. Some measures of success might include:

1.   Increased graduation rate.
2. Increased participation in post-secondary education or training programs.
3.   Improved teacher recruiting and retention.
4.   Improved economic development in the community.
5.   Improved public safety by reducing crime in the community.

The Emaginos System

     The Emaginos system incorporates a comprehensive set of teacher-empowered, student-centered, and administrative best practices integrated into a cohesive program. The Emaginos system will use existing facilities, staff, students, and faculty and provide them with a comprehensive transformational platform of services that will enable the local schools to become engaging learning environments producing entrepreneurial lifelong self-directed learners.

     The students study the same academic content as they would in a set of textbooks, but instead of learning in a discipline silo,
they learn in a multi-disciplinary context   as will occur in real
life. By working in learning teams they use a set of learning, working, and 21st century problem-solving skills that prepare them to deal with real-life challenges that they will undoubtedly face. Emaginos has a complete online K-12 curriculum built on these principles.

     The Emaginos solution provides for a comprehensive textbook-free, multi-level, project-based, multi-disciplinary, small-group, student-centered learning environment. In addition to mastering the academic content standards, including all the Science, Technology, Engineering, and Math (STEM) concepts, the students also acquire a set of 21st century skills (teamwork, communications, problem solving, researching, planning, time management, analysis, synthesis, reliability, critical thinking, accountability, creativity, etc.).
The student-centered small-group setting enables the teachers to customize the education for every student.

     The Emaginos system envisions longer school days and longer school years to enable the students to complete the mandatory 200 hours of community service, take college courses, complete internships, and engage in a broad selection of elective and enrichment courses.

     To achieve the Emaginos system vision, the Company provides a wide range of resources from technology infrastructure and curriculum to training and other services that enable the local school district to transform and operate its schools in the proven model. The transformed schools operate for the same cost as the previous model. The result is a much better education for the same cost.

     Emaginos will provide its services as a subscription service. This enables the Company to control and manage the quality of implementation at every participating district. Unlike hardware or software sales that produce a one-time revenue hit, the subscription model creates a continuing annual revenue stream. Emaginos will be providing the district's complete technology infrastructure, hardware and software. Included in that digital infrastructure, it envisions that it will be providing the administrative and academic applications the district uses for daily operations. The Company plans to have a service contract that the district can simply renew annually without having to go out to bid each year.

       As technology becomes more essential, schools must ensure that students and teachers are comfortable using current technology. The Emaginos system relies on students, teachers, and district employees having access to appropriate technology and the Company intends to replace, operate, upgrade, and maintain the district's entire telecommunications and computing hardware and software infrastructure to ensure the system stays current.

Steps of Implementation

     Emaginos is a company dedicated to transforming K-12 public schools to a model composed of integrated proven best practices. The Company believe in restoring the concept of the neighborhood schools as the center of the community. To achieve this vision, the Company intends to begin by transforming an initial school in a specific school district to a charter school to use as a model for the Emaginos system. After the charter school model is successful it will be used to as the model to adapt the Emaginos system to some or all of the other schools in the district.

     As a first step implementation of the Emaginos system is to get
agreement with all the constituents   school board, administration,
teachers, unions, community, businesses, and the local press. Emaginos uses its proven Unanimity Planning Process to build a broad, firm base of community support for transforming the schools. The Company envisions the Unanimity Planning Process as a process of bringing together all constituents that may or will be affected by implementation of the Emaginos system in a neutral location and environment, constituencies that seldom have opportunities to meet and understand shared values. By meeting together, effective resolution of issues can be achieved by the involvement of the total community.

     After the successful meeting of the various groups, Emaginos will implement its educational model that includes installing the processes at a selected school or schools.

     Initially, the Company believes it can take put the Emaginos curriculum and structure into the client's school. As it establishes its programs in its initial client schools, the Company will be working to further develop software interface and repository for the materials and processes. The Company will also be giving the system and process a comprehensive evaluation and upgrade for both content and look-and-feel. This approach allows will allow the Company to get to market faster and to begin to generate cash flow even is it perfects the Emaginos system.

     The Emaginos system is basically delivered in two phases.

The first phase is the transformation phase. During that phase Emaginos will:

	Upgrade the technology in the schools, then operate, maintain, and repair the complete IT and telecommunications infrastructure.
	Train the teachers how to thrive in the Emaginos Discovery
		Learning System environment.
	Work with the staff in each school to adapt and tailor the curriculum to meet the local demographic, cultural, and economic development needs.
	Install and implement a comprehensive Administrative and
		Operational IT and telecommunications infrastructure. Develop a set of report templates to provide information
		supporting academic and administrative decision making. (These would be in addition to a set of report templates available for meeting local, state, and federal reporting requirements.)
	Build a community support program for each school.

Phase two moves from transformation to support and continuous improvement.

During phase two, Emaginos will:

	Provide 24/7 professional development and mentoring services
		to faculty and staff.
	Upgrade the technology every three years.
	Use the information gathered from the schools and the community to continuously improve the Emaginos products and services.

     In order to ensure the desired impact, the program must be implemented as a comprehensive integrated system. As a result, the system is composed of a wide range of elements, many of which are mandatory and some of which are optional. To encourage the fullest implementation possible, there is no charge for the optional elements of the program. Some of the elements can be adapted to local conditions, but adopters are not permitted to pick and choose just a selected list of the mandatory elements. A partial implementation cannot ensure that the desired overall impact will meet the expectations of the adopter.

Within this framework, Emaginos anticipates that it will have three possible products or services.

1. The first is the comprehensive transformed school model. In this case, Emaginos either transforms an existing school or establishes a new one based upon its system.

2. The second is in response to a demand for a textbook-free curriculum. Emaginos will sell its proven student-centered, small-group, multi-disciplinary, project-based, textbook-free curriculum.

3.   The third is an administrative and operational Informational
Technology SW package using the Company's custom educational analytics platform that includes a student information system and back-office SW.

     The products and services are priced to include a robust training and support program to ensure a successful implementation and ongoing customer satisfaction.

Emaginos R&D Center

     The Company's philosophy includes Emaginos' operating profitably enough to support a world-class education R&D Center for continuously improving the system. The Company envisions that the R&D Center will be open to all education/technology vendors and researchers. Emaginos plans to work with these vendors to integrate their resources into the learning environment. At the same time, the R&D Center will provide the vendors insights into what next-generation products will be needed.

Potential Revenue

     The Company envisions that its products and services will have a one-time cost to develop with very low incremental costs for each new application: that is, the first school district will break even and each subsequent school or district will provide the same revenue, but with progressively less cost to transform and support. This growing profit margin will enable Emaginos to improve products and services and develop the business.

     The Company anticipates that it will create a group of model public/charter schools. The Company will generate revenue from each of these schools with the sale of the curriculum, administrative, and operational software that supports the operation the Emaginos system.

     The national average per-pupil annual cost is about $11,000.
More significantly, the local per-pupil cost in the local school district is about $7,500. Based upon current similar models to the Emaginos system, the Company anticipates a per-pupil cost of less than $7,000 per year. Put simply, the Emaginos system will provide a far superior education for slightly less than currently spent on education in a local district.

     Along with revenue from establishing and operating a group of schools, Emaginos will have two companion products; the textbook free curriculum and the back-office software and associated hosting services. There are many successful examples of schools and districts that have made or are making the transition from traditional textbooks to digital content.

     Selling, supporting, and maintaining the online, textbook-free curriculum is one of the Emaginos potential revenue streams.

     Emaginos will sell the Curriculum and SIS as a subscription service or as a licensed use model:

Subscription Service - The Company's solution is a subscription service and for a reasonable fee, the Company will provide a comprehensive suite of services that empowers and enables the school district to transform itself into an engaging learning environment. They still control their schools. For the same money they were spending on a defective program, the Emaginos program will enable them to deliver a high quality education.

The advantages of a subscription service include:

	Reduction in demand on purchasing.  The Company will provide
		all the technology.
	Unlimited 24/7 professional development. Textbooks are virtually
		eliminated.
	Technology Upgrades. Complete replacement upgrades of all
		technology every three years.
	Penalty for dropping service.
	The Company will own and provide their entire installed IT
		infrastructure. If a client decides to exit the program, it will need to purchase the software.
	Continuous Improvement   Continuously adding valuable features
		to existing suite of services.

The Market

     The Company believes its market consists of not only all of the country's public schools but that the Emaginos program can be utilized by independent private and Parochial schools. Any one of these segments provides a huge market for the Company's services,

o	There are 98,328 K-12 public schools in the US
o	Total public school enrollment: 50,094,00
o	Total public school teachers: 3,109,101
o	Total public school expenditures: $607.8 billion
o	Total funding of public education: $597,485,869,000
o	Federal: $75.99 billion (12.7% of total)
o	State: $259.8 billion (43.5% of total)
o	Local: $261.7 billion (43.8% of total)

     While there are some excellent charter school models in place, the Company is focused on transforming public schools and supporting their operation as efficient and effective public schools. Because the model empowers teachers, and pays them accordingly, the national leadership of the major teachers unions (AFT and NEA) has endorsed the model.

Pricing and Profitability

     In setting the pricing models, the Company considered what pricing for somewhat similar services or products. It then considered a price point about 20% below that number and determined that it could afford to sell at that level and still be very profitable. This pricing makes the Company's message fairly simple: better outcomes for less money. The Company believes that continuous improvement of the system and full customer support program will ensure that customers remain loyal because they will always have the best services at the best prices.

     On the financial side of the equation, the Emaginos system's products and services have a one-time cost to develop, but once they
are developed, can be sold many times   at very low incremental cost.
The first school will break even. Each subsequent school or district will provide the same revenue, but cost progressively less to transform and support. This profit will enable Emaginos to continue to improve its products and services, and expand the business.

Customers

     The initial sales and marketing program will be focused on implementing the Emaginos program in up to 25 schools; and selling the curriculum and operational software to a similar number of schools. The political and economic climate supports these as initial targets. The Company will target a small select number of geographical locations.

Competition

     The Company does not intend to replace the management structure and people in a school as a takeover. Instead it will provide a suite of products and services that enables the people running a school to be empowered to operate the school more effectively.

This approach provides Emaginos a Competitive Advantage in the following ways:

o	Union Support: because the system empowers teachers and
	pays them more for their additional responsibility and efforts, the Company believes that unions will support the Emaginos model.

o	Unanimity Planning:  This planning process enables communities
	to build local support for taking on major challenges, like transforming K-12 schools across the district.

o	Not a Takeover Model: The district retains local control of its
	schools.

o	More for Less: By starting with a clean slate, selecting a
	comprehensive but not conflicting or redundant set of proven best practices and designing them as a cohesive system, the program can be operated within most existing budgets.

     Emaginos has taken a unique approach to transforming K-12 education. As a result, there is no direct competitor. However, certain charter school companies like KIPP, Camelot, or National Heritage Academies (formerly known as Education Development Corporation), or some private schools that deliver customized education, or an education management organization that takes over and operates a school for the district are certainly indirect competitors vying for the acceptance of their system by local school boards and school districts. The Company believes that in those models the district gives up some or all of its control of the impacted school.

                   THE COMPANY

Background

     The Company, formerly known as Forest Sound Acquisition
Corporation ("Emaginos" or the "Company"), was incorporated in Delaware on December 7, 2016. The Company filed a registration statement on Form 10 with the Securities and Exchange Commission ("SEC") on
January 18, 2017 registering its common stock by which it became a public reporting company sixty days thereafter.

     On May 23, 2018, Forest Sound Acquisition Corporation filed a Form 8-K noticing the filing with the State of Delaware of an amendment to its Certificate of Incorporation to change its name to Emaginos, Inc. in expectation of a change in control. On July
10, 2018 the Company effected a change in control with the resignation of the then officers and directors, contribution to the Company of 19,500,000 shares of the 20,000,000 outstanding shares of its common stock, the appointment of new officers and directors, and the issuance of shares of common stock of the Company.

     As a public reporting company pursuant to the Securities Exchange Act, the Company files with the Securities and Exchange Commission quarterly and annual reports and management shareholding information. The Company intends to deliver a copy of its annual report to its security holders, and will voluntarily send a copy of the annual report, including audited financial statements, to any registered shareholder who requests the same.

     The Company's documents filed with the Securities and Exchange Commission may be inspected at the Commission's principal office in Washington, D.C. Copies of all filings may be obtained from the Public Reference Section of the Securities and Exchange Commission, 100 F Street N.E., Washington, D.C. 20549. Call the Commission at 1-800-SEC-0330 for further information on the operation of the public reference rooms. The Securities and Exchange Commission also maintains a web site at http://www.sec.gov that contains reports, proxy statements and information regarding registrants that file electronically with the Commission.

Employees

     The Company has only two executive officers and no employees.

Subsidiaries

     The Company has no subsidiaries.

Property

     The Company has its headquarters at 13428 Maxella Avenue,
#144, Marina Del Rey, California 90292.

     The Company's email address is and its website is www.Emaginos.com. The Company's telephone number is 571-921-4200.

Revenue

     The Company does not have current operations.

Legal Proceedings

     There are no pending, threatened or actual legal proceedings in which the Company is a party.

Emerging Growth Company

     The Company qualifies as an "emerging growth company" as defined in the Jumpstart Our Business Startups Act which became law in April, 2012. The definition of an "emerging growth company" is a company with an initial public offering of common equity securities which occurred after December 8, 2011 and has less than $1 billion of
total annual gross revenues during last completed fiscal year.   The
disclosure regarding the company and The Jumpstart Our Business Startups Act is incorporated herein by reference from the Form 10-12g filed on January 18, 2017.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
            AND RESULTS OF OPERATIONS

Overview

     References to the financial condition and performance of the Company below in this section "Management's Discussion and Analysis of Financial Condition and Results of Operations" are the Pro
Forma results  after the effect of the Merger.

     As of June 30, 2018, the Company, prior to the Merger, had shareholders' equity of $(250) and a cash balance of $0. During the period from ended June 30, 2018, the company had a net loss of $(944)
and as of December 31, 2017 the company had shareholders' equity of $(1,000) and a net loss of $(1,539).

Off-Balance Sheet Arrangements

     The company has no off-balance sheet arrangements.

Equipment Financing

     The company has no existing equipment financing arrangements.

Critical Accounting Policies

     For the period ending December 31, 2017 the financial statements have been prepared and audited in accordance with generally accepted accounting principles (GAAP) in the United States.

Liquidity and Capital Resources

     As of June 30, 2018, the Company had cash balance of $0.


                   MANAGEMENT

Officers and Directors of Emaginos, Inc. (the "Company")

Name           Age       Position

Scott Taub          53        Chief Executive Officer, Director
Allan C. Jones      74        President, Chief Financial Officer,
                              Director
Keith Larick        78        Chief Education Officer

     Scott Taub serves as a director and the Chief Executive Officer of the Company. Mr. Taub has experience as a technical consultant for large companies. His services include assistance in establishing policies and procedures, managing budgets and training employees in the policies and procedures. Mr. Taub began his technical support experience with his father's company, "The Source" which was ultimately acquired by America Online. Mr. Taub's experience working with his father at The Source and on other business endeavors has given him experience and knowledge on working with startup companies. Mr.
Taub's father started developing Emaginos and upon his death, Mr.
Taub took over its development. Working with Emaginos, Mr.
Taub has been running the day-to-day operations of Emaginos.

     Allan C. Jones serves as a director and the President and Chief Financial Officer of the Company. Mr. Jones co-founded "Intelligent Education" a company that provided virtual, online high-school courses to students nationwide with faculty members drawn from across the country. Mr. Jones taught high school mathematics for seven years and computer courses for three years. In addition, Mr. Jones ran the computer center for the Oxford, Massachusetts School District. From 1983 to 1993, Mr. Jones worked in corporate research at Digital Equipment Corporation. Subsequently he worked as a senior researcher and planning consultant for the Center for Educational Leadership and Technology
(CELT) where he assisted schools, districts and states with technology planning. He also spent three years as Director of Information Systems at The Westminster Schools (an independent day school in Atlanta, Georgia).

      He has designed and implemented education programs that have received national recognition and validation by the U.S. Department of Education including Project COFFEE, founded in the late 1970s which became a national model for helping school dropouts to return to school. The program continues in operation. For his service, he received a letter of recognition from President Reagan. While at Digital Equipment Corporation, he advised institutions such as MIT and the National Science Foundation on developing and implementing industry/university research relationships. Mr. Jones is a career educator and his education experience ranges from the high school classroom to elementary school computer vacation camps, teaching college courses, and roles in administration and school boards. Mr. Jones received a Bachelor of Science degree in Mechanical Engineering from the United States Naval Academy in 1967, a Masters of Arts in Education from Assumption College, Worcester, Massachusetts in
1978 and a certificate in computer learning from Central New
England College of Technology in 1981.

     Keith Larick serves as Chief Education Officer of the Company:
Dr. Larick is known for his many education and technology innovations and is a national leader in the integration of technology into teaching and learning. For the past 30 years, Dr. Larick has participated in trend analysis, forecasting and studies of the future. As a renowned futurist and change agent he has served as a consultant and presenter to more than 500 businesses and educational organizations. Dr. Larick was appointed by the California Senate to serve on the California Master Plan for K-12 Education and California Technology Commission. He has served on the Executive Committee and Board of the Agency for Instructional Technology; a consultant for IBM, Compaq, ACER, AT&T, Digital Equipment Corporation, Global Digital Utilities Inc., and
Emaginos Inc. In addition, he has served as president and CEO of Vistar Technologies software and consulting services company.

Directors

     The Company is authorized to have at least one director but no more than five. Each of the Company's directors serves for a term of one year or until a successor is elected and qualified.

Director Independence

     The Board of Directors has determined that it does not have any independent directors as that term is defined by NASDAQ Marketplace Rule 5605(a)(2). In assessing the independence of the directors, the Board considers any transactions, relationships and arrangements between our Company and our independent directors or their affiliated companies. This review is based primarily on responses of the directors to questions in a director and officer questionnaire regarding employment, business, familial, compensation and other relationships with our Company or our management.

Committees of the Board

     The Company currently does not have nominating, compensation or audit committees or committees performing similar functions nor does the Company have a written nominating, compensation or audit committee charter. The current Directors believe that it is not necessary to have such committees, at this time, because they can adequately perform the functions of such committees.

             EXECUTIVE COMPENSATION

Summary Compensation

     To date, the Company has not paid compensation to any executive officer or director. The Company may choose to pay a salary or fees to its executive management in the future. There have been no changes in the Company's compensation policy since the end of the Company's last fiscal year, December 31, 2017.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information as of the date hereof regarding the beneficial ownership of the Company's common stock by each of its executive officers and directors, individually and as a group and by each person who beneficially owns in excess of five percent of the common stock after giving effect to any exercise of warrants or options held by that person.

                                   Percent of
      Name and Position           Shares Owned        Class(1)

Scott Taub
Chief Executive
Officer, Director                   60,000,000          72.4%

Allan C. Jones
President, Chief
Financial Officer,
Director    			     6,000,000          7.2%

Keith Larick
Chief Education
Officer                                440,000            *

Richard Gordon                      10,000,000           12%
Shareholder

All Officers and
  directors as                      66,000,000          79.6%
  a Group (2 persons)

(1)  Based on 82,825,885shares of common stock outstanding.
*    Less than 1%

MARKET PRICE OF AND DIVIDENDS AND RELATED STOCKHOLDER MATTERS

Dividends

     The Company has not paid any dividends to date. The Company has not made any determination about if and when it will pay dividends on its common stock.

Preferred Stock

     The Company has 20,000,000 authorized undesignated shares of preferred stock. No preferred stock has been designated nor issued.

Market Price

     There is no public market for the Company's common stock and there is no market price for the Company's common stock.

Disclosure of Commission Position on Indemnification for Securities Act Liabilities

     The Company's Certificate of Incorporation include an indemnification provision that provides that the Company shall indemnify directors against monetary damages to the Company or any of its shareholders by reason of a breach of the director's fiduciary except (i) for any breach of the director's duty of loyalty to the Company or its shareholders or (ii) for acts or omissions not in good faith or which involve intentional misconduct of (iii) for unlawful payment of dividend or unlawful stock purchase or redemption or (iv) for any transaction from which the director derived an improper personal benefit.

     The Bylaws of the Company provide that the Company shall, to the fullest extent permitted by applicable law, as amended from time to time, indemnify all directors of the Company, as well as any officers or employees of the Company to whom the Company has agreed to grant indemnification. Section 145 of the Delaware General Corporation Law ("DCL") empowers a corporation to indemnify its directors and officers and to purchase insurance with respect to liability arising out of their capacity or status as directors and officers provided that this provision shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) arising under
Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit. The Delaware General Corporation Law provides further that the indemnification permitted thereunder shall not be deemed exclusive of any other rights to which the directors and officers may be entitled under the corporation's by-laws, any agreement, vote of shareholders or otherwise.

     The effect of the foregoing is to require the Company to indemnify the officers and directors of the Company for any claim arising against such persons in their official capacities if such person acted in good faith and in a manner that he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

     The Certificate of Incorporation does not specifically indemnify the officers or directors or controlling persons against liability under the Securities Act.

     The Securities and Exchange Commission's position on indemnification of officers, directors and control persons under the Securities Act by the Company is as follows:

INSOFAR AS INDEMNIFICATION FOR LIABILITIES ARISING UNDER
THE SECURITIES ACT OF 1933 MAY BE PERMITTED TO DIRECTORS,
OFFICERS AND CONTROLLING PERSONS OF THE SMALL BUSINESS
ISSUER PURSUANT TO THE RULES OF THE COMMISSION, OR
OTHERWISE, THE SMALL BUSINESS ISSUER HAS BEEN ADVISED THAT
IN THE OPINION OF THE SECURITIES AND EXCHANGE COMMISSION
SUCH INDEMNIFICATION IS AGAINST PUBLIC POLICY AS EXPRESSED
IN THE ACT AND IS, THEREFORE, UNENFORCEABLE.

ITEM 3.02 Recent Sales of Unregistered Securities

     The Company has issued the following securities in the last three
(3) years. Such securities were issued pursuant to exemptions from registration under Section 4(a)(2) of the Securities Act of 1933, as amended, as transactions by an issuer not involving any public offering, as noted below. Each of these transactions was issued as part of a private placement of securities by the Company in which
(i) no general advertising or solicitation was used, and (ii) the investors purchasing securities were acquiring the same for investment purposes only, without a view to resale.

Since inception, the Company has issued shares of common stock which were not registered as follows:

     The Company (as Forest Sound Acquisition Corporation) issued an aggregate of 20,000,000 shares on formation in December 2016, pro rata (10,000,000 each), to James Cassidy and James McKillop, at a purchase price valued at $0.0001 per share, of which 19,5000,000 shares were redeemed via contribution and cancelled in July
2018.

     In July 2018, the Company issued 66,882,308 shares of its common stock to six stockholders, at a purchase price equal to $0.0001 per share, as part of a change in control.

     On September 13, 2018, pursuant to the Merger, the Company issued 5,494,000 shares of its common stock, valued at $0.0001 per share, in exchange for all the outstanding shares of Emaginos Virginia then held by 12 shareholders.

ITEM 5.06 Change in Shell Company Status

     The Company has acquired the business plan of Emaginos, Inc.
(Virginia) which was an operating company with a defined business plan and accordingly, the Company has commenced operations and is no longer deemed to be a shell company.


ITEM 9.01 Financial Statements and Exhibits

The audited financial statements of the Emaginos Virginia for Decemer 31, 2017 and the unaudited financial statements for the period ended June 30, 2018 are included herewith.


     ______________________________________________________________________

                              FINANCIAL STATEMENTS


Auditors Report 				1

Financial Statement Summary                     2

Income Statement 				3

Balance Sheet 					4

Statement of Cash Flows 			5

Notes to the Financial Statements 		6

______________________________________________________________________

JPizars
CPAmerica International
Crowe Horwath International

          INDEPENDENT AUDITOR'S REPORT

To the Stockholders
Emaginos, Inc. (Private Company)

We have audited the accompanying financial statements of Emaginos, Inc. which comprise the balance sheets as of December 31, 2016 and 2017, and the related statements of income and retained earnings, and cash flows for the years then ended, and the related notes to the financial statements.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor's Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to Obtain reasonable assurance about whether the financial statements are free from material misstatement. An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error.

Auditor's Responsibility

In making those risk assessments, the auditor considers internal control relevant to the Company's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Emaginos, Inc. as of December 31, 2016 and 2017, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

JPizars
CPACONNECT
An Independent Member of Crowe Horwath International

Hollywood, Florida
August 16, 2018

 ______________________________________________________________________

                              EMAGINOS, INC.

Income Statement Summary	  2017	     2016	  Increase
--------------------------------------------------------------------
Net Income (Loss)		(3,190)	       -	   (3,190)
--------------------------------------------------------------------
Total Liabilities and
   Stockholders Equity		    14       3,204	   (3,190)
--------------------------------------------------------------------
Net increase (decrease in cash
    and cash equivalents        (3,190)      3,204         (6,394)
--------------------------------------------------------------------

______________________________________________________________________

                            EMAGINOS, INC.
                          INCOME STATEMENT
               YEARS ENDED DECEMBER 31, 2017 AND 2016


                            Year Ended December 31       Increase (Decrease)
                            -----------------------      -------------------
                             2017           2016
                            ---------     ----------     --------------------
REVENUES
  Education			  - 		- 		-
  Advertising			  - 		- 		-
  Other				  - 		- 		-
  Other Revenue			  - 		- 		-
TOTAL REVENUES			  - 		- 		-

OPERATING EXPENSES
  Advertising and Promotion	  - 		- 		-
  TelemedicineAutomobile/
     Transportation		  - 		- 		-
  Bad Debts/Losses and Thefts	  - 		- 		-
  Bank Service Charges		  - 		- 		-
  Business Licenses and Permits	  - 		- 		-
  Charitable Contributions	  - 		- 		-
  Computer and Internet		 340 		- 	       340
  Public Display Announcers
  Continuing Education		  - 		- 		-
  Depreciation-Indirect		  - 		- 		-
  Dues and Subscriptions	2,450		- 	     2,450
  Hosting Annual Conferences
  Community ProgramsInsurance	  - 		- 		-
  Meals and Entertainment	  400 		- 	       400
  Merchant Account Fees		  - 		- 		-
  Miscellaneous Expense		  - 		- 		-
  Office Supplies		  - 		- 		-
  Payroll Processing		  - 		- 		-
  Postage and Delivery		  - 		- 		-
  Printing and Reproduction	  - 		- 		-
  Professional Services-
      Legal, Accounting		  - 		- 		-
  Research and Development
  Occupancy			  - 		- 		-
  Facilities Costs		  - 		- 		-
  Salaries			  - 		- 		-
  Payroll Taxes and Benefits-
      Indirect			  - 		- 		-
  Subcontractor			  - 		- 		-
  Telephone			  - 		- 		-
  TrainingTravel		  - 		- 		-
  Utilities			  - 		- 		-
  Website Development		  - 		- 		-
TOTAL OPERATING EXPENSES	3,190 		- 	     3,190
                             --------       --------        -------

OPERATING PROFIT (LOSS)        (3,190) 		- 	    (3,190)

INTEREST (INCOME), EXPENSE
    & TAXES
  Interest (Income)		  - 		- 		-
  Interest Expense		  - 		- 		-
  Income Tax Expense		  - 		- 		-
                             --------       --------        -------
TOTAL INTEREST (INCOME),
     EXPENSE & TAXES		  - 		- 		-

NET INCOME (LOSS)	    $ (3,190)	    $ 	-          $ (3,190)

RETAINED EARNINGS,                -
  BEGINNING OF YEAR         $ (3,190)       $   -          $ (3,190)

LESS: DIVIDENDS PAID		  - 		- 		-
RETAINED EARNINGS,
   END OF YEAR(3,190.00)    $ 	  -	    $   -	   $ (3,190)


See independent accountants audit report and accompanying notes to the financial statements.

______________________________________________________________________

                           EMAGINOS, INC.
                           BALANCE SHEET
                   AS OF DECEMBER 31, 2017 AND 2016

                            Year Ended December 31      Increase (Decrease)
                            -----------------------     --------------------
                             2017           2016
                            ---------     ----------     --------------------
Assets
Current assets:
Cash 				  14 		- 		    14
Investments			   - 	     3,204 		(3,204)
Inventories			   - 		-    		    -
Accounts receivable		   - 		-    		    -
Pre-paid expenses		   - 		-    		    -
Other				   - 		-    		    -
                            ---------     ----------     --------------------
Total current assets		  14 	     3,204 		(3,190)

Fixed assets:
                            ---------     ----------     --------------------
Property and equipment		   -		-		    -
Leasehold improvements		   -		-		    -
Equity and other investments	   -		-		    -
Less accumulated depreciation	   -		-		    -
Total fixed assets		   -		-		    -
								    -
Other assets:							    -
Goodwill			   -		-		    -
Total other assets		   -		-		    -
								    -
Total assets			  14 	     3,204 		(3,190)
								    -
Liabilities and owner's equity-
Current liabilities:						    -
                            ---------     ----------     --------------------
Accounts payable		   -		-		    -
Accrued wages			   -		-		    -
Accrued compensation		   -		-		    -
Income taxes payable		   -		-		    -
Unearned revenue		   -		-		    -
Other				   -		-		    -
                            ---------     ----------     --------------------
Total current liabilities	   -		-		    -
								    -
Long-term liabilities:						    -
                            ---------     ----------     --------------------
Mortgage payable                   -		-		    -
Total long-term liabilities	   -		-		    -
                            ---------     ----------     --------------------
Total Liabilities		   -		-		    -
                            ---------     ----------     --------------------

Owners Equity:							    -
                            ---------     ----------     --------------------							    -
  Owners Investment		3,204 	     3,204 		    -
  Common Stock, 250,000
     Common Shares Authorized					    -
  Capital in excess of par
     value     				    			    -
  Retained earnings	        (3,190) 	- 		(3,190)
  Accumulated other
     comprehensive income	    -		-		    -
                              ---------     ----------     --------------------
Total Common Stockholders'
     equity 			   14 	     3,204 		(3,190)
								    -
                            --------------------------     --------------------
Total liabilities and
   Stockholders' equity            14        3,204              (3,190)
			    ==========================	   ===================

See Independent accountants audit report and accompanying notes to the financial statements

______________________________________________________________________

                           EMAGINOS, INC.
                      STATEMENT OF CASH FLOWS
               YEARS ENDED DECEMBER 31, 2017 AND 2016
 					   			  Increase
                                       Year Ended December 31     (Decrease)
                                       -----------------------    ------------
                                          2017        2016
                                        -----------  ----------    ------------
Cash flows from operating activities:
Net income				   (3,190)	  -	     (3,190)
Adjustments to reconcile net income
  to net cash provided by operating
  activities:								-
Depreciation and amortization			- 	  - 		-
Provision for losses on contract
   receivables					-  	  - 		-
Gain on sale of equipment			- 	  - 		-
Increase (decrease) in deferred taxes		- 	  - 		-
Equity earnings from unconsolidated
   joint venture				- 	  - 		-
Increase in long-term accrued liabilities	- 	  - 		-
Increase in contract receivables		- 	  - 		-
Net (decrease) increase in billings
   related to costs and estimated
   earnings on					- 	  - 		-
uncompleted contracts				- 	  - 		-
(Increase) decrease in prepaid charges
    and other assets				- 	  - 		-
(Decrease) increase in accounts and
    retentions payable				- 	  - 		-
Increase in accrued loss on uncompleted
    contract					- 	  - 		-
(Decrease) increase in other accrued
    liabilities					- 	  - 		-
				 	-------------------------------------
Net cash provided by operating
    activities				   (3,190) 	  - 	     (3,190)
					-------------------------------------									-
Cash flows from investing activities:					-
Owners Investment					3,204 	     (3,204)
Proceeds of equipment sold			- 	   - 		-
Acquisition of equipment			- 	   - 		-
Advances to joint venture			- 	   - 		-
Advances to related company			- 	   - 		-
					-------------------------------------
Net cash used in investing activities		- 	3,204 	     (3,204)
					-------------------------------------
									-
Cash flows from financing activities:					-
Principal payments on notes payable		- 	   - 		-
Principal payments under capital lease
   obligations					- 	   - 		-
Cash dividends paid				- 	   - 		-
					-------------------------------------
Net cash used in financing activities		- 	   - 		-
					-------------------------------------
									-
Net increase (decrease) in cash and
   cash equivalents			   (3,190) 	3,204 	    (6,394)
Cash and cash equivalents at beginning
   of year				    3,204 	   - 	     3,204
					-------------------------------------
Cash and cash equivalents at end of year       14 	3,204 	    (3,190)
					-------------------------------------


See Independent accountants audit report and accompanying notes to the finanicial statementsYear Ended December 31



______________________________________________________________________

                          EMAGINOS, INC.
           Notes to Financial Statements December 31, 2017

NOTE 1 - FUTURE NATURE OF OPERATIONS

The Company will be engaged in the transformation of the K through 12 education system in all 50 states. The Company's work will be performed through subscription services. These subscriptions are undertaken by the Company on an annual basis for updates.
The length of the Company's subscriptions will be one year.
The Company follows the practice of filing statutory liens on all projects when collection problems are anticipated. The liens serve as collateral for contracts receivable.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Future use of Estimates

No estimates and assumptions have been made for the period of these financial statements. If estimates and assumptions are used they will be in conformity with U.S. GAAP that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities and the reported amounts of revenues and e xpenses during the reporting period. Actual results could differ from those estimates.

Balance Sheet Classification

The Company includes in current assets and liabilities retainage amounts receivable and payable under client contracts, which may extend beyond one year. A one-year time period is used as the basis for classifying all other current assets and liabilities.

Cash and Cash Equivalents

For purposes of the statements of cash flows, the Company considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents. See independent accountants' audit report

Future Contracts Receivable

Contracts receivable from performing education services are based on a per student and teacher subscription rate of $3.50 per day. The Company provides an allowance for doubtful collections, which is based upon a review of outstanding receivables, historical collection information, and existing economic conditions. Normal contracts receivable is due 30 days after the issuance of the invoice. Contract retentions are due 30 days after completion of the project and acceptance by the owner. Receivables past due more than 120 days are considered delinquent. Delinquent receivables are written off based on individual credit evaluation and specific circumstances of the customer.

    See accompanying Independent Accountants' Audit Report

______________________________________________________________________

                          EMAGINOS, INC.
       Notes to Financial Statements December 31, 2017 (continued)

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Inventory

No inventory will be part of the Emaginos Incorporated business model

Future Property and Equipment

Property and equipment will be stated at cost. Depreciation will be computed primarily using the straight-line method over the estimated useful lives of the assets, which range from 5 to 39 years. Leasehold improvements are amortized over the shorter of the useful life of the related assets or the lease term. Expenditures for repairs and maintenance are charged to expense as incurred. For assets sold or otherwise disposed of, the cost and related accumulated depreciation are removed from the accounts, and any related gain or loss is reflected in income for the period.

Future Impairment of Long-Lived Assets

The Company will review long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of such assets may not be recoverable. Recoverability of these assets is determined by comparing the forecasted undiscounted net cash flows of the operation to which the assets relate to the carrying amount. If the operation is determined to be unable to recover the carrying amount of its assets, then assets are written down first, followed by other long-lived assets of the operation to fair value. Fair value is determined based on discounted cash flows or appraised values, depending on the nature of the assets. As of December 31, 2017, and 2016, there were no impairment losses recognized for long lived assets.

Revenue and Cost Recognition

The company has no revenues to date. To date, most of management's time, and the Company's limited resources have been spent in developing its business strategy, researching potential opportunities, exploring marketing contacts, establishing operations and management personnel and resources, preparing its business plan and model, selecting professional advisors and consultants and seeking sources of capital for the Company. Potential revenues from fixed price subscription contracts are recognized on the accrual basis of accounting. The accrual basis is used because management considers it to be the best available measure of subscription revenue on the future contracts. The most significant estimates related to costs will be facilities costs to complete the subscription contracts.
These estimates may be adjusted as more current information becomes available, and any adjustment could be significant.
Facilities costs include all national offices and regional office cost along with furnishing of the schools.


See accompanying Independent Accountants' Audit Report

______________________________________________________________________

                          EMAGINOS, INC.
       Notes to Financial Statements December 31, 2017 (continued)

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Revenue and Cost Recognition (Continued)

Selling, general, and administrative costs will be charged to expense as incurred. Provisions for estimated losses on uncompleted subscription contracts are made in the period in which such losses are determined. Changes in job performance, job conditions, and estimated profitability, to costs and income are recognized in the period in which the revisions are determined. Profit incentives are included in revenues when their realization is reasonably assured. An amount equal to subscription costs is included in revenues when realization is probable and the amount can be reliably estimated.

Income Taxes

Provisions for income taxes are based on taxes payable or refundable for the current year and deferred taxes on temporary differences between the amount of taxable income and pretax financial income and between the tax bases of assets and liabilities and their reported amounts in the financial statements. Deferred tax assets and liabilities will be included in the financial statements at enacted income tax rates applicable to the period in which the deferred tax assets and liabilities are expected to be realized or settled as prescribed in FASB ASC 740. As changes in tax laws or rate are enacted, deferred tax assets and liabilities are adjusted through the provision for income taxes. As of December 31, 2017, the Company had no uncertain tax positions, or interest and penalties, that qualify for either recognition or disclosure in the financial statements.

NOTE 3 - EVALUATION OF SUBSEQUENT EVENTS

As of December 31,2017, Emaginos Virginia authorized capital stock consisting of 250,000,000 shares of common stock, no par value. Emaginos Delaware shares authorized will be at a total of 100,000,000 shares of common stock, par value $0.0001, of which 72,876,308 shares were outstanding at the effective date of the merger and as of the date of this audit report. The company is also authorized to issue 20,000,000 shares of non-designated preferred stock of which none are outstanding.


See accompanying Independent Accountants' Audit Report

______________________________________________________________________

                          EMAGINOS, INC.
       Notes to Financial Statements December 31, 2017 (continued)

NOTE 4 - TRANSACTIONS WITH RELATED PARTY

The officers and directors are subject to the restriction that all opportunities contemplated by the business plan which come to their attention, either in the performance of their duties or in any other manner, will be considered opportunities of, and be made available to the Company. A breach of this requirement will be a breach of the fiduciary duties of the officer and director.
As of the financial reporting date and through July 31, 2018 which is the date of the audited financial statements, Emaginos Virginia entered into promissory notes in exchange for stock ownership. The parties involved in the promissory notes are Paula Matveld and Daniel Cynamon in the amounts of $25,000 and $30,000. These have become the obligation of the Company after the effectiveness of the Merger.

NOTE 5 - GOING CONCERN

The Company has not yet generated any revenue since inception to date and has sustained operating loss of $3,190 for the year ended December 31, 2017. The Company has zero working capital as of December 31, 2017. The Company's continuation as a going concern is dependent on its ability to generate sufficient cash flows from operations to meet its obligations and/or obtaining additional financing from its members or other sources, as may be required.

The accompanying audited financial statements have been prepared assuming that the company will continue as a going concern; however, the above condition raises substantial doubt about the Company's ability to do so. The audited financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classifications of liabilities that may result should the Company be unable to continue as a going concern.
In order to maintain its current level of operations, the Company will require additional working capital from either cash flow from operations or from the sale of its equity. However, the Company currently has no commitments from any third parties for the purchase of its equity. If the Company is unable to acquire additional working capital, it will be required to significantly reduce its current level of operations.

See accompanying Independent Accountants' Audit Report

______________________________________________________________________


Mario Marcel of Celtax - Certified Public Accountants
6250 Canoga Ave
Suite 345
Woodland Hills, CA 91367
Phone (818) 330-3550


                 EMAGINOS, INC.
                PERIOD: Q2 2018
                  Unaudited

______________________________________________________________________

                        EMAGINOS, INC.
             Q2 2018 Financial Statement Summary

                                               2018              2017
                                            ------------     ------------
          Net Income                             -             (3,190)
          Total Liabilities and Equity         75,000              14
	  Net Increase in cash                   -                 14

______________________________________________________________________

                             EMAGINOS, INC.
                            PROFIT AND LOSS
  	               For the Quarter Ended June 30 2018

                                               2018              2017
                                            ------------     ------------
	Income
	  Education Services			    0		    0
                                            ------------     ------------
	Total Income				    0		    0
                                            ------------     ------------
	Gross Profit				    0		    0

	Expenses				    0		    0
	    Domain				    0		   40
	    Software				    0		  300
	    Web Host				    0		    0
                                            ------------     ------------
	  Total Computer & Internet Costs	    0		  340

	  Dues & Subscriptions			    0		2,450

	  Meals and Entertainment		    0		  400
                                            ------------     ------------
	Total Expenses				    0		3,190
					    -----------------------------
	Net Operating Income			    0	       (3,190)

	Other Income
	  Interest Earned			    0		    0
                                            ------------     ------------
	Total Other Income			    0		    0

	Other Expenses
	  Other Miscellaneous Expense		    0		    0
                                            ------------     ------------
	Total Other Expenses			    0		    0
                                            ------------     ------------
	Net Other Income			    0		    0
                                            ------------     ------------
	Net Income				    0	       (3,190)



                                       3
______________________________________________________________________

                             EMAGINOS, INC.
                              BALANCE SHEET
  	                    As of June 30 2018
                                            ------------     ------------
                                               2018              2017
                                            ------------     ------------

      ASSETS
	Current Assets
	  Bank Accounts
	    WFB Acct -
	        Disbs/Main CHK (3928)		    14		   14
                                            ------------     ------------
	    Total Bank Accounts			    14		   14
                                            ------------     ------------
	    Other Current Assets

	Total Current Assets			    14		   14
	Other Assets
	   2018 Public Offering Costs-
		Intangible			74,986		    0

	   Security Deposits			     0		    0
                                            ------------     ------------
	Total Other Assets			74,986		    0
                                            ------------     ------------
      TOTAL ASSETS				75,000		    0

      LIABILITIES AND EQUITY

	Liabilities
	  Current Liabilities
                                            ------------     ------------
	Total Liabilities			     0		    0
                                            ------------     ------------
	Shareholders' Equity

	Common Stock, no par value,
	250,000,000 shares authorized		     0		    0

	   Opening Balance Equity		    14		    0
	   Partner Contributions		     0		    0
	     Scott Taub - Investment		74,986		3,204
                                            ------------     ------------
	   Total Partner Contributions		75,000		3,204
	   Retained Earnings			     0		    0
	   Net Income				     0	       -3,190
                                            ------------     ------------
	Total Equity				75,000		   14
                                            ------------     ------------
      TOTAL LIABILITIES AND EQUITY		75,000		   14



                                       4
_________________________________________________________________________


                             EMAGINOS, INC.
                            PROFIT AND LOSS
  	               For the Quarter Ended June 30 2018

                                            ------------     ------------
                                               2018              2017
                                            ------------     ------------
      OPERATING ACTIVITIES
	Net Income				     0		3,190
	Adjustments to reconcile Net
	Income to Net Cash provided
	by operations:
								    -
	   Cash paid for annual dues		     0		2,450
	   Cash paid for email servers		     0		 -300
	   Cash paid for Domain Servers		     0		  -40
	   Cash paid for Meals and Entertainment     0		 -386

	 Total Adjustments to reconcile Net
	 Income to Net Cash provided by
	 operations:				     0		3,176

	 Net cash provided by operating
	   activities				     0		   14

 	INVESTING ACTIVITIES

	  Cash Investment Received		75,000		    0
	  Public Offering Costs			75,000		    0

	Net cash provided by investing
  	  activities				     0		    0

	Net cash increase for period		     0		   14

	Cash at beginning of period		     0		    0

	Cash at end of period			     0		    0

                                       5
______________________________________________________________________

                       EMAGINOS, INC.
Notes to Financial Statements Interim period June 30, 2018

NOTE 1 - Future Nature of Operations

The Company will be engaged in the transformation of the K through 12 education system in all 50 states. The Company's work will be performed through subscription services. These subscriptions are undertaken by the Company on an annual basis for updates. The length of the Company's subscriptions will be one year. The Company will follow the practice of filing statutory liens on all projects when collection problems are anticipated. The liens will serve as collateral for contracts receivable.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Future use of Estimates

No estimates and assumptions have been made for the period of these financial statements. If estimates and assumptions are used they will be in conformity with U.S. GAAP that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Balance Sheet Classification

The Company includes in current assets and liabilities retainage amounts receivable and payable under client contracts, which may extend beyond one year. A one-year time period is used as the basis for classifying all other current assets and liabilities.

Cash and Cash Equivalents

For purposes of the statements of cash flows, the Company considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.
See independent accountants' audit report

                               6
______________________________________________________________________

                       EMAGINOS, INC.
Notes to Financial Statements Interim period June 30, 2018

Future Contracts Receivable

Contracts receivable from performing education services are based on a per student and teacher subscription rate of $3.50 per day. The Company provides an allowance for doubtful collections, which is based upon a review of outstanding receivables, historical collection information, and existing economic conditions. Normal contracts receivable is due 30 days after the issuance of the invoice. Contract retentions are due 30 days after completion of the project and acceptance by the owner. Receivables past due more than 120 days are considered delinquent. Delinquent receivables are written off based on individual credit evaluation and specific circumstances of the customer.

Inventory

No inventory will be part of the Emaginos Incorporated business model

Future Property and Equipment

Property and equipment will be stated at cost. Depreciation will be computed primarily using the straight-line method over the estimated useful lives of the assets, which range from 5 to 39 years. Leasehold improvements are amortized over the shorter of the useful life of the related assets or the lease term. Expenditures for repairs and maintenance are charged to expense as incurred. For assets sold or otherwise disposed of, the cost and related accumulated depreciation are removed from the accounts, and any related gain or loss is reflected in income for the period.

Future Impairment of Long-Lived Assets

The Company will review long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of such assets may not be recoverable. Recoverability of these assets is determined by comparing the forecasted undiscounted net cash flows of the operation to which the assets relate to the carrying amount. If the operation is determined to be unable to recover the carrying amount of its assets, then assets are written down first, followed by other long-lived assets of the operation to fair value. Fair value is determined based on discounted cash flows or appraised values, depending on the nature of the assets. As of June 30, 2018, there were no impairment losses recognized for long lived assets.

Revenue and Cost Recognition

The company has no revenues to date. To date, most of management's time, and the Company's limited resources have been spent in developing its business strategy, researching potential opportunities, exploring marketing contacts, establishing operations and management personnel and resources, preparing its business plan and model, selecting professional advisors and consultants and seeking sources of capital for the Company.

Potential revenues from fixed price subscription contracts are recognized on the accrual basis of accounting. The accrual basis is used because management considers it to be the best available measure of subscription revenue on the future contracts. The most significant estimates related to costs will be facilities costs to complete the subscription contracts. These estimates may be adjusted as more current information becomes available, and any adjustment could be significant. Facilities costs include all national offices and regional office cost along with furnishing of the schools.

                               7
______________________________________________________________________

                       EMAGINOS, INC.
Notes to Financial Statements Interim period June 30, 2018


Selling, general, and administrative costs will be charged to expense as incurred. Provisions for estimated losses on uncompleted subscription contracts are made in the period in which such losses are determined. Changes in job performance, job conditions, and estimated profitability, to costs and income are recognized in the period in which the revisions are determined. Profit incentives are included in revenues when their realization is reasonably assured. An amount equal to subscription costs is included in revenues when realization is probable and the amount can be reliably estimated.

Income Taxes

Provisions for income taxes are based on taxes payable or refundable for the current year and deferred taxes on temporary differences between the amount of taxable income and pretax financial income and between the tax bases of assets and liabilities and their reported amounts in the financial statements. Deferred tax assets and liabilities will be included in the financial statements at enacted income tax rates applicable to the period in which the deferred tax assets and liabilities are expected to be realized or settled as prescribed in FASB ASC 740. As changes in tax laws or rate are enacted, deferred tax assets and liabilities are adjusted through the provision for income taxes. As of June 30, 2018, the Company had no uncertain tax positions, or interest and penalties, that qualify for either recognition or disclosure in the financial statements.

NOTE 3 - Evaluation of Subsequent Events

As of June 30, 2018, the company's capital structure consisted of 250,000,000 shares of common stock, par value $0.0001. The new company shares authorized will be at a total of 100,000,000 shares of common stock, par value $0.0001, of which 82,827,385 shares were outstanding as of the date of this audit report. The company is also authorized to issue 20,000,000 share of preferred stock, par value $0.0001 of which none are designated or outstanding.

NOTE 4 - TRANSACTIONS WITH RELATED PARTY

The officers and directors are subject to the restriction that all opportunities contemplated by the business plan which come to their attention, either in the performance of their duties or in any other manner, will be considered opportunities of, and be made available to the Company. A breach of this requirement will be a breach of the fiduciary duties of the officer and director.

As of the financial reporting date and through August 20, 2018, Emaginos Virginia entered into promissory notes in exchange for stock ownership. The parties involved in the promissory notes are Paula Matveld and Daniel Cynamon in the amounts of $25,000 and $30,000. These have become the obligation of the Company after the effectiveness of the Merger.

______________________________________________________________________


Exhibits

Certain exhibits listed below are incorporated by reference as so marked with the date and filing with which such exhibits were filed with the Securities and Exchange Commission).

2.1* Agreement and Plan of Reorganization between Emaginos, Inc. (Virginia) and Emaginos, Inc. (Delaware)

3.1 Certificate of Incorporation (filed as exhibit to the Form 10-12G filed December 7, 2016)

3.2       By-laws (filed as exhibit to the Form 10-12G filed
	  December 7, 2017)

3.3       Sample stock certificate (filed as exhibit to the Form
	  10-12G filed December 7, 2017)

* Filed herewith
                              SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                              EMAGINOS, INC.



                              /s/ Allan Jones
                              President
Date: September 26, 2018